Prepaid Expenses and Other Current Assets (Table) (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Insurance and other claims		$ 1,606	$ 11,073
Advances to suppliers and other assets		5,628	11,651
Prepaid insurances		1,732	3,628
Other	[1]	22,983	14,112
Total		$ 31,949	$ 40,464

[1]	Includes $8.2 million, as per commercial management agreements, commission of 1.00% payable to the commercial manager based on the purchase price of already acquired vessels, that has been deferred and will be paid upon request of the commercial manager (see note 14).